SECTION 16 POWER OF ATTORNEY

Know all by these presents, that I, James K. Zielke,

hereby constitute and appoint Steven D. Davidson,

signing singly, as my true and lawful attorney-in-fact

to:

(1) Execute for me and on my behalf, in my capacity as

an officer and/or director of Pizza Inn, Inc. (the

Company), Forms 3, 4, and 5 with respect to the

beneficial ownership of securities of the Company

in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(2) Do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute any such Form 3,

4, or 5, complete and execute any amendment or

amendments thereto, and timely file such form with

the United States Securities and Exchange Commission

and any stock exchange or similar authority; and

(3) Take any other action of any type whatsoever

in connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by the undersigned, it being understood

that the documents executed by such attorney-in-fact

on behalf of the undersigned pursuant to this Power

of Attorney shall be in such form and shall contain

such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform

any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of

any of the rights and powers granted above, as fully

to all intents and purposes as the undersigned might

or could do if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this

power of attorney and the rights and powers herein

granted. The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the

request of the undersigned, are not assuming any of

the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to

file Forms 3, 4, and 5 with respect to the beneficial

ownership of securities of the Company, unless earlier

revoked by the undersigned in a signed writing delivered

to the foregoing attorneys-in-fact and the Company.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 26th day

of July, 2011.

                            /s/ James K. Zielke